Exhibit 31.4

CERTIFICATION PURSUANT TO RULE 13a–14(a) OF THE EXCHANGE ACT

As Adopted Pursuant To Section 302 of the Sarbanes-Oxley Act of 2002

I, Patrick Cavanaugh, certify that:

1.

I have reviewed this report on Form 10-Q/A of International Game Technology;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: February 13, 2009

/s/ PATRICK CAVANAUGH
Patrick Cavanaugh
Chief Financial Officer